UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 21, 2021

Corteva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

974 Centre Road, Building 735
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)

(302) 485-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2021, James C. Collins, Jr., chief executive officer of Corteva, Inc. (the “Company”) and the Company’s board of directors (the “Board”) mutually agreed Mr. Collins would retire from all of his positions with the Company effective December 31, 2021 (the “Retirement Date”). An external executive search for Mr. Collins’ successor is currently in progress.

Mr. Collins and the Company entered into a letter agreement, dated June 21, 2021 (the “Agreement”) setting forth the terms and conditions related to Mr. Collins’ retirement transition. If Mr. Collins’ replacement successor is appointed prior to his Retirement Date, Mr. Collins will serve as an advisor to the Company for a transition period to run through his Retirement Date, unless otherwise placed on “garden leave” as defined in the Agreement. Under the Agreement, Mr. Collins will resign from the Board upon the earliest of: (i) the date, if applicable, he is placed on garden leave; (ii) the date the Company appoints his successor; and (iii) the Retirement Date.

Under the Agreement, Mr. Collins’ retirement on the Retirement Date will constitute a separation by the Company without “Cause” for purposes of the Corteva, Inc. Change in Control and Executive Severance Plan (the “Severance Plan”). Under the Severance Plan, Mr. Collins will be entitled to certain severance compensation and benefits upon his separation from the Company. Under the Agreement, the pro-rated annual bonus payable under the Severance Plan will be equal to an amount (without proration) calculated based on (x) with respect to Company-wide performance goals, actual performance achieved by the Company during the performance period and (y) with respect to any individual performance factor, target performance (for the avoidance of doubt, without regard to any negative discretion with respect to such individual performance factor), provided, that the Company may, in its sole discretion, increase the amount of such bonus based on Mr. Collins’ performance prior to the Retirement Date.

The forgoing severance compensation will generally be paid to Mr. Collins in a lump sum cash payment no later than 60 days following the Retirement Date, subject to Mr. Collins’ execution of a standard release of claims and the withholding of any amounts required by law. Mr. Collins’ outstanding equity awards will continue to vest in accordance with his existing equity award agreements. Under the Severance Plan and the Agreement, Mr. Collins’ entitlement to the severance payments is conditioned upon his compliance with certain non-compete and non-solicitation requirements for a period of one year following his retirement.

The foregoing description of the Agreement and Severance Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement and Severance Plan, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The Company issued a news release on June 23, 2021, announcing the retirement of Mr. Collins. A copy of this news release is furnished as Exhibit 99.1. The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, “Regulation FD Disclosure.”

Cautionary Statement About Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “guidance”, “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the Company’s strategy for growth and financial results are forward-looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward- looking statements also involve risks and uncertainties, many of which are beyond the Company’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s business, results of operations and financial condition. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to obtain or maintain the necessary regulatory approvals for some of the Company’s products; (ii) failure to successfully develop and commercialize the Company’s pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of the Company’s biotechnology and other agricultural products; (iv) effect of changes in agricultural and related policies of governments and international organizations; (v) effect of competition and consolidation in the Company’s industry; (vi) effect of competition from manufacturers of generic products; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of climate change and unpredictable seasonal and weather factors; (ix) risks related to oil and commodity markets; (x) competitor’s establishment of an intermediary platform for distribution of the Company’s products; (xi) impact of the Company’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xii) effect of industrial espionage and other disruptions to the Company’s supply chain, information technology or network systems; (xiii) effect of volatility in the Company’s input costs; (xiv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of the Company and other cost savings initiatives; (xv) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to the Company; (xvi) failure of the Company’s customers to pay their debts to the Company, including customer financing programs; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) risks related to the indemnification obligations of legacy E. I. du Pont de Nemours and Company liabilities in connection with the separation of the Company; (xix) effect of compliance with laws and requirements and adverse judgments on litigation; (xx) risks related to the Company’s global operations; (xxi) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; (xxii) risks related to COVID-19; (xxiii) risks related to activist stockholders; (xxiv) failure to enforce the Company’s intellectual property rights or defend against intellectual property claims asserted by others; (xxv) effect of counterfeit products; (xxvi) the Company’s dependence on intellectual property cross-license agreements; (xxvii) other risks related to the separation from DowDuPont; and (xxviii) risks associated with our CEO transition, including failure to timely identify a successor CEO and the impact on employee hiring and retention. Additionally, there may be other risks and uncertainties that the Company is unable to currently identify or that the Company does not currently expect to have a material impact on its business. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of the Company’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K.

Item 9.01	Exhibits.

(d)    Exhibits.

10.1	Letter Agreement between James C. Collins, Jr. and Corteva, Inc., dated June 21, 2021

10.2	Corteva, Inc. Change in Control and Executive Severance Plan (incorporated by reference to Exhibit 10.1 to Corteva’s Current Report on Form 8-K (Commission file number 001-38710), filed on June 26, 2019)

99.1	Press Release, dated June 23, 2021

104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

By:	/s/ Cornel B. Fuerer
Name:	Cornel B. Fuerer
Title:	Senior Vice President, General Counsel

June 23, 2021